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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 26, 2007

                              HAROLD'S STORES, INC.
             (Exact name of registrant as specified in its charter)

          Oklahoma                    001-10892                  73-1308796
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                                5919 Maple Avenue
                                Dallas, TX 75235
               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (214) 366-0600


         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 26, 2007, the Company entered into amendments to its Subordinated Loan Agreement ("Loan Agreement") 2007, between the Company and RonHow LLC ("RonHow" or the "Lender"), which is owned by Ronald de Waal and W. Howard Lester, as described below:

     o To increase the maximum amount of the loan (the "Loan") to $15 million, to the extent advanced in the discretion of RonHow, plus any interest converted into principal as permitted under the terms of the Loan and to permit additional advances to the extent any future indebtedness under the Loan is converted Into Series 2007-B Senior preferred Stock of the Company.

     o To provide for a deposit of $600,000 with the Company's senior lender to secure letters of credit that may be issued by the senior lendor in favor of the Company's vendors in exchange for a deposit fee payable to RonHow equal to 18% per annum less any interest earned on the deposit.

     Otherwise, the terms of the Loan Agreement were not materially modified. On September 27, 2007, RonHow made the $600,000 deposit and advanced an additional $1.8 million under the Loan, bringing the balance of the Loan outstanding to $5 million bearing interest at 13.5% and $6.8 million bearing interest at 18%, which includes an additional $2 million advanced on August 25, 2007 under the terms of the Loan Agreement prior to amendment.

     The Company also entered into an amendment to its existing loan agreement with Wells Fargo Retail Finance II, LLC to permit the transactions described above, to increase the committment amount from $28 million to $30 million and to increase the availability by up to $2.5 million for inventory purchased but not yet delivered that is supported by letters of credit for up to 60 days.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     See Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     See the Index to Exhibits included with this Report for the exhibits filed as a part of this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HAROLD'S STORES, INC.



Date: October 2, 2007                By: /s/ Jodi L. Taylor
                                         ----------------------------
                                         Jodi L. Taylor, Chief Financial Officer


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                                INDEX TO EXHIBITS

10.1 Second Amendment to Subordination and Intercreditor Agreement dated September 26, 2007 by and among RonHow, LLC, Harold's Stores, Inc., Harold's Financial Corporation, Harold's Direct, Inc., Harold's Stores of Texas, L.P., Harold's of Jackson, Inc., The Corner Properties, Inc., Harold's DBO, Inc., Harold's Limited Partners, Inc., HSTX, Inc., and Wells Fargo Retail Finance II, LLC

10.2 Second Global Amendment and Reaffirmation of Subordinated Debt Documents dated September 26, 2007 by and among RonHow, LLC, Harold's Stores, Inc., Harold's Financial Corporation, Harold's Direct, Inc., Harold's Stores of Texas, L.P., Harold's of Jackson, Inc., The Corner Properties, Inc., Harold's DBO, Inc., Harold's Limited Partners, Inc., and HSTX, Inc.

10.3 Amendment No. 7 to Loan and Security Agreement dated September 26, 2007 by and among Wells Fargo Retail Finance II, LLC, Harold's Stores, Inc, Harold's Financial Corporation, Harold's Direct, Inc., Harold's Stores of Texas, L.P. and Harold's of Jackson, Inc.

10.4 Limited Recourse Guaranty and Security Agreement between Wells Fargo Retail Finance II, LLC and RonHow, LLC














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